UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 13, 2020

Cytokinetics, Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 13, 2020, Cytokinetics, Incorporated (“Cytokinetics” or the “Company”) announced its Vision 2025 and provided guidance for corporate milestones expected to occur in 2020. The Company’s Vision 2025: “Leading with Science, Delivering for Patients,” articulates its five-year key imperatives enabling Cytokinetics to be a leading muscle biology biopharmaceutical company that meaningfully improves the lives of patients with diseases of impaired muscle function through access to novel medicines arising from its research.

Key imperatives for Vision 2025 include:

•	Achieve regulatory approvals for at least two drugs arising from our pipeline

•	Build commercial capabilities to market and sell our medicines reflective of their innovation and value

•	Generate sustainable and growing revenues from product sales

•	Double our development pipeline to include ten therapeutic programs

•	Expand our discovery platform to muscle energetics, growth and metabolism

•	Be the science-driven company people want to join and partner with

In addition, the Company announced its expected 2020 milestones.

Expected 2020 Milestones

Cardiac Muscle Programs

Omecamtiv mecarbil (cardiac myosin activator)

•

Second interim analysis of GALACTIC-HF (Global Approach to Lowering Adverse Cardiac Outcomes Through Improving Contractility in Heart Failure), the Phase 3 cardiovascular outcomes clinical trial of omecamtiv mecarbil, in Q1 2020.

•	Topline results from GALACTIC-HF in Q4 2020.

•

Complete enrollment in METEORIC-HF (Multicenter Exercise Tolerance Evaluation of Omecamtiv Mecarbil Related to Increased Contractility in Heart Failure), the second Phase 3 trial of omecamtiv mecarbil, in 2020.

•	Conduct commercial readiness and develop co-promotion plan in collaboration with Amgen in 2020.

AMG 594 (cardiac troponin activator)

•	Complete Phase 1 SAD/MAD study of AMG 594 in 2H 2020.

CK-3773274 (CK-274, cardiac myosin inhibitor)

•	Conduct REDWOOD-HCM, the Phase 2 clinical trial of CK-274 designed to determine the safety and tolerability of CK-274 in patients with obstructive hypertrophic cardiomyopathy (oHCM), in 2020.

CK-3772271 (CK-271, cardiac myosin inhibitor)

•	File IND and initiate Phase 1 study in 1H 2020.

Skeletal Muscle Programs

Reldesemtiv (fast skeletal muscle troponin activator, FSTA)

•

Engage with regulatory and reimbursement authorities in 2020 to prepare for a potential Phase 3 clinical trial and registration program for reldesemtiv in patients with ALS (amyotrophic lateral sclerosis).

CK- 3762601 (CK-601, next-generation FSTA)

•	Advance CK-601 in IND-enabling studies in 2020.

Ongoing Research

•	Continue research activities directed to the cardiac and skeletal sarcomere and our other muscle biology research programs.

•	Expect to continue research in collaboration with Astellas directed to the discovery of next-generation skeletal muscle activators through 2020, subject to current negotiations.

Forward-Looking Statements

This current report contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics claims the protection of the Act’s Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics’ and its partners’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of clinical trials, Cytokinetics’ ability to ensure commercial readiness and develop co-promotion plans in collaboration with Amgen; the significance and utility of pre-clinical study and clinical trial results; planned interactions with regulatory authorities and the outcomes of such interactions, including discussions in preparation for a potential Phase 3 clinical trial and registration program for reldesemtiv in patients with ALS; the expected timing of events and milestones; and the properties and potential benefits of Cytokinetics’ drug candidates. Such statements are based on management’s current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to Cytokinetics’ need for additional funding and such additional funding may not be available on acceptable terms, if at all; potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval; patient enrollment for or conduct of clinical trials may be difficult or delayed; the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ or its partners’ ability to conduct clinical trials; Amgen’s and Astellas’ decisions with respect to the design, initiation, conduct, timing and continuation of development activities for omecamtiv mecarbil and reldesemtiv, respectively; Cytokinetics may incur unanticipated research and development and other costs; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; and competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics’ actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this current report. Any forward-looking statements that Cytokinetics makes in this current report speak only as of the date of this current report. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this current report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: January 13, 2020	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer